Exhibit 10.28




                                 PROMISSORY NOTE


    Principal        Loan Date       Maturity     Loan No.     Call      Collateral       Account         Officer      Initials
  $1,000,000.00      11-17-1997     07-31-1998       NEW       LINE           U         921101700;01        LGW


    References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: MicroFrame, Inc. (TIN: 22-2413505)   Lender:   UNITED NATIONAL BANK
          21 Meridian Road                               1130 ROUTE 22 EAST
          Edison, NJ  08820                              P.O. BOX 6000
                                                         BRIDGEWATER, NJ  08807

--------------------------------------------------------------------------------

Principal Amount: $1,000,000.00                Initial Rate: 9.000%
Date of Note: November 17, 1997

PROMISE TO PAY. Microframe, Inc. ("Borrower") promises to pay to UNITED NATIONAL BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million & 00/100 Dollars ($1,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.
Borrower also promises to pay all applicable fees and expenses.

PAYMENT. Borrower will pay this loan on demand, or if no demand is made, in one payment of all outstanding principal plus all accrued unpaid interest on July 31, 1998. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning December 17, 1997, and all subsequent interest payments are due on the same day of each month after that. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index, which is the "Prime Rate" with respect to any day means the rate of interest adopted and made public from time to time by the Chase Manhattan Bank, New York, N.Y.; or its successors, as its Prime Rate, but does not reflect the rate of interest charged to any particular class of borrower. In the event that there should be a change in the announced Prime Rate of Chase Manhattan Bank which would result in a change in the rate of interest on this Note, then, in that event, the rate of interest herein shall change accordingly as of the date of the said change without notice to the Borrower(s) or any Endorser, Guarantor, or Surety. Any such change shall not effect or alter any of the terms and conditions of this Note, all of which shall remain in full force and effect (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender

                                 PROMISSORY NOTE
                                   (Continued)

will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. The Index currently is 8.500% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.500 percentage points over the Index, resulting in an initial rate of 9.000% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment. This late charge shall be paid to Lender by Borrower for the purpose of defraying the expense incident to the handling of the delinquent payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of or levy on any of Borrower's accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.
(i) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within thirty (30) days; or (b) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 5.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if

                                 PROMISSORY NOTE
                                   (Continued)

Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of New Jersey. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of SOMERSET County, the State of New Jersey. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed in accordance with the laws of the State of New Jersey.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL. This Note is secured by a Perfected Security Interest by UCC-1 filings on business assets.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized as provided in this paragraph to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority:
Stephen B. Gray, President; and John F. McTigue, Vice President & Chief Financial Officer. Advances under this line are at the sole discretion of the Bank and are in minimum amounts of One Thousand ($1,000.00) Dollars. To induce the Bank to accept this Note and make advances under this Note, the undersigned waives any rights that it may have arising out of past or present agreements or representations that would obligate the Bank to make such advances. Requests for such advances can be made by crediting the undersigned account # 400-335-9 (the Borrower's account). Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

                                 PROMISSORY NOTE
                                   (Continued)

ANNUAL RENEWAL. Not withstanding the foregoing, the unpaid principal balance of the Note shall be due and payable, if not called earlier, together with all accrued and unpaid interest, fees and charges from the date of this Note to July 31, 1998. The Lender will have the option to renew the Line of Credit created by this Note and may terminate it at its absolute discretion by giving thirty (30) days written notice to the Borrower at any time. Should the Bank choose not to renew the facility, the Borrower(s) shall pay the Bank the entire outstanding principal balance together with all accrued and unpaid interest, thereon and all other unpaid fee, charges, and expenses.

BORROWER'S FINANCIAL STATEMENTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower shall furnish Lender with, as soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower(s) as being true and correct.

INTERIM FINANCIAL STATEMENTS. Borrower shall furnish Lender with, as soon as available, but in no event later than sixty (60) days after the end of each fiscal quarter, Profit and Loss Statements and Account Receivables list and aging report. All financial reports required to be provided under this Agreement shall be supplied by Borrower, prepared on a consistent basis and certified by Borrower as being true and correct.

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's account numbered 400-335-9 the amount of any loan payment. If the funds are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

BORROWING BASE REQUIREMENTS. Borrower covenants and agrees with Lender that while this Agreement is in effect: I) Maximum borrowings shall be the lesser of
a) $1,000,000.00; or b) 75.000% of aggregate amount of "Eligible Accounts." II) Eligible Accounts shall be Accounts Receivable that are under ninety (90) days evidenced by monthly Borrowing Base Certificate. III) Monthly Accounts Receivable aging reports are to be submitted to Lender, as soon as available, but in no case later than ten (10) days after the end of each month. IV) Lender will reserve the right to conduct an audit of Accounts Receivable, twice annually, at the Borrower's expense or at any time and frequency should a condition of default exist.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

                                 PROMISSORY NOTE
                                   (Continued)

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

MicroFrame, Inc.


By:________________________________________
      John F. McTigue, Vice President

ATTEST:


____________________________________________                (Corporate Seal)